UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  12/31/2013

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Credit Index	Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
1-Year	-0.35%	-5.08%	-2.01%	-2.02%	-2.04%

5-Year	6.93	5.90	7.89	4.44	4.22

10-Year	0.54	0.05	5.23	4.55	4.66

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2         OPPENHEIMER CORE BOND FUND

Fund Performance Discussion

In what was a volatile period for fixed-income markets, the Fund’s Class A shares (without sales charge) produced a total return of -0.35% during the one-year reporting period ended December 31, 2013. On a relative basis, the Fund outperformed the Barclays Credit Index, the Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index, which returned -2.01%, -2.02% and -2.04%, respectively.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the United States, Europe and Japan, combined with an improving economic outlook, resulted in a rally among risk equities and higher-yielding bonds over the first four months of 2013. At the same time, yields of U.S. government securities remained near historical lows due to the Federal Reserve’s (the “Fed’s”) massive bond buying program. These developments drove financial markets higher through the early spring of 2013. At that time, economic data appeared to confirm that the United States,

Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging equity, fixed-income and currency markets. In late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3         OPPENHEIMER CORE BOND FUND

heightened volatility in financial markets throughout the world. However, market conditions generally stabilized over the summer of 2013. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

FUND REVIEW

During the reporting period, we remained significantly underweight in government bonds and favored corporate bonds, mortgage-backed securities and structured products. This positioning benefited the Fund’s relative performance during the period, as higher-yielding fixed income sectors outperformed the performance of U.S. Treasuries. Our exposure to corporate bonds produced positive results this period and was a primary outperformer to relative performance. Within the corporate bond allocation, an overweight to the financial sector was beneficial to performance as a review of the sector by Moody’s in November resulted in a positive outcome for many banks that were at risk of losing their investment grade rating. The Fund also benefited from a modest allocation to high yield bonds, which saw significant spread compression throughout the year.

The Fund’s investments in non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”) also benefited performance for the one-year period. However, our allocation to agency MBS produced slight negative results. Before the Fed’s comments on tapering in May, we started reducing our position in agency MBS since we felt they were vulnerable to policy changes. This decision helped limit their negative impact on the Fund when interest rates rose and volatility in the mortgage market increased over the second half of the reporting period.

STRATEGY & OUTLOOK

As the markets have successfully digested the first round of tapering by the Fed and the government shutdown is firmly behind us, we believe there is increasing reason for optimism. By historical standards, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. While U.S. growth continues to be a bright spot, we are beginning to see signs that growth within Europe may be turning the corner. And while it may be clear that China’s growth trajectory is slowing, we believe policymakers have the situation in hand and the probability of a hard landing is still quite low.

4         OPPENHEIMER CORE BOND FUND

In such an environment, we remain constructive on credit spreads as the markets become less concerned about potentially negative global macroeconomic events, and instead focus on the fundamental strength of corporate balance sheets. In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering at near historic lows,

Krishna Memani Portfolio Manager

the case for corporate bonds, MBS and structured products remains compelling. Generally, our preference is to maintain a carry, or yield advantage, in the context of this environment. Given current conditions, the additional carry of the Fund may potentially help returns even if spreads remain at their current levels.

Peter A. Strzalkowski, CFA Portfolio Manager

5         OPPENHEIMER CORE BOND FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN

INDUSTRIES

Oil, Gas & Consumable Fuels	4.9%
Commercial Banks	4.5
Insurance	3.9
Capital Markets	2.3
Diversified Financial Services	2.3
Diversified Telecommunication Services	1.9
Metals & Mining	1.6
Automobiles	1.4
Real Estate Investment Trusts (REITs)	1.4
Media	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	42.5%
AA	4.4
A	13.9
BBB	28.0
BB	6.5
B	0.3
CCC	2.7
CC	0.1
D	1.6
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2013, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6         OPPENHEIMER CORE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/13

	Inception Date	1-Year	5-Year		10-Year
Class A (OPIGX)	4/15/88	-0.35%	6.93%		0.54%
Class B (OIGBX)	5/3/93	-1.09%	6.14%		0.11%
Class C (OPBCX)	7/11/95	-1.09%	6.14%		-0.20%
Class I (OPBIX)	4/27/12	0.02%	3.90%	*	N/A
Class N (OPBNX)	3/1/01	-0.60%	6.67%		0.30%
Class Y (OPBYX)	4/27/98	-0.59%	7.17%		0.84%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/13

	Inception Date	1-Year	5-Year		10-Year
Class A (OPIGX)	4/15/88	-5.08%	5.90%		0.05%
Class B (OIGBX)	5/3/93	-5.88%	5.83%		0.11%
Class C (OPBCX)	7/11/95	-2.05%	6.14%		-0.20%
Class I (OPBIX)	4/27/12	0.02%	3.90%	*	N/A
Class N (OPBNX)	3/1/01	-1.56%	6.67%		0.30%
Class Y (OPBYX)	4/27/98	-0.59%	7.17%		0.84%

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/13

Class A	3.21%
Class B	2.62
Class C	2.62
Class I	3.75
Class N	3.53
Class Y	3.12

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion.

7         OPPENHEIMER CORE BOND FUND

Standardized yield is based on net investment income for the 30-day period ended 12/31/13 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Credit Index, the Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index. The Barclays Credit Index is an index of non-convertible U.S. investment grade corporate bonds. The Barclays U.S. Aggregate Bond Index is an index of U.S. corporate and government bonds. The Citigroup Broad Investment Grade Bond Index is an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8         OPPENHEIMER CORE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9         OPPENHEIMER CORE BOND FUND

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Class A	$ 1,000.00	$ 1,016.10	$ 4.63
Class B	1,000.00	1,012.30	8.51
Class C	1,000.00	1,012.30	8.45
Class I	1,000.00	1,019.50	2.70
Class N	1,000.00	1,014.80	5.91
Class Y	1,000.00	1,016.90	3.77

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.62	4.65
Class B	1,000.00	1,016.79	8.52
Class C	1,000.00	1,016.84	8.47
Class I	1,000.00	1,022.53	2.71
Class N	1,000.00	1,019.36	5.92
Class Y	1,000.00	1,021.48	3.78

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.67
Class C	1.66
Class I	0.53
Class N	1.16
Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS December 31, 2013

	Principal Amount	Value
Asset-Backed Securities—14.6%
Auto Loan—14.5%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	$1,129,342	$1,133,133
Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	564,478	565,646
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	610,000	614,554
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	2,563,000	2,569,788
AmeriCredit Automobile Receivables Trust:
Series 2011-1, Cl. D, 4.26%, 2/8/17	720,000	748,812
Series 2011-2, Cl. D, 4.00%, 5/8/17	3,440,000	3,560,042
Series 2011-4, Cl. D, 4.08%, 9/8/17	3,995,000	4,174,923
Series 2011-5, Cl. D, 5.05%, 12/8/17	2,760,000	2,951,047
Series 2012-1, Cl. D, 4.72%, 3/8/18	1,025,000	1,087,979
Series 2012-2, Cl. D, 3.38%, 4/9/18	4,505,000	4,668,980
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,510,000	1,524,028
Series 2012-5, Cl. C, 1.69%, 11/8/18	1,640,000	1,638,426
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,445,000	2,445,474
Series 2013-1, Cl. C, 1.57%, 1/8/19	2,745,000	2,718,050
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,945,000	1,933,031
Series 2013-2, Cl. D, 2.42%, 5/8/19	3,030,000	3,009,661
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,965,000	1,976,648
Series 2013-4, Cl. D, 3.31%, 10/8/19	200,000	202,992
Series 2013-5, Cl. D, 2.86%, 12/8/17	920,000	917,859
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	1,555,000	1,541,262
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 12/20/16	1,265,000	1,240,889
Series 2013-4, Cl. D, 3.22%, 5/20/19	705,000	699,103
Carfinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[1]	750,270	748,771
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	3,560,000	3,556,739
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	317,758	328,845
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	2,207,033	2,219,727
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	748,127	745,017
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	1,675,000	1,687,027
Series 2012-2A, Cl. A, 1.52%, 3/16/20[1]	1,025,000	1,028,210
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	510,000	512,855
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	1,620,000	1,609,910
Series 2013-2A, Cl. B, 2.26%, 10/15/21[2]	1,730,000	1,726,136
DT Auto Owner Trust:
Series 2011-3A, Cl. C, 4.03%, 2/15/17[1]	1,023,209	1,024,463
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	1,290,000	1,330,961
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	860,000	887,005
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,185,000	1,187,720
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,820,000	2,832,902
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	1,415,000	1,411,465
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	235,000	233,661
Series 2013-2A, Cl. B, 3.09%, 7/16/18[1]	2,550,000	2,566,409

11         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Auto Loan Continued
Exeter Automobile Receivables Trust: Continued
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	$2,670,000	$2,690,341
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	1,055,000	1,109,493
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	2,610,000	2,596,275
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,110,000	1,102,928
Series 2013-3A, Cl. D, 3.67%, 4/15/20[1]	820,000	814,442
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	1,845,000	1,828,332
Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. C, 1.667%, 1/15/16[3]	1,625,000	1,625,698
Series 2012-2, Cl. C, 2.86%, 1/15/19	2,585,000	2,653,561
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.415%, 9/25/18[1,3]	2,580,000	2,585,704
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[1]	935,000	963,408
Santander Drive Auto Receivables Trust:
Series 2011-1, Cl. D, 4.01%, 2/15/17	2,880,000	2,994,718
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[2]	11,639	11,663
Series 2012-1, Cl. C, 3.78%, 11/15/17	180,000	186,163
Series 2012-2, Cl. C, 3.20%, 2/15/18	350,000	359,830
Series 2012-2, Cl. D, 3.87%, 2/15/18	3,550,000	3,728,066
Series 2012-3, Cl. C, 3.01%, 4/16/18	4,745,000	4,885,018
Series 2012-4, Cl. D, 3.50%, 6/15/18	4,530,000	4,728,674
Series 2012-5, Cl. C, 2.70%, 8/15/18	4,355,000	4,475,864
Series 2012-5, Cl. D, 3.30%, 9/17/18	5,425,000	5,589,269
Series 2012-6, Cl. D, 2.52%, 9/17/18	5,750,000	5,771,511
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	3,700,000	3,695,162
Series 2013-1, Cl. C, 1.76%, 1/15/19	3,180,000	3,156,749
Series 2013-1, Cl. D, 2.27%, 1/15/19	1,605,000	1,588,225
Series 2013-2, Cl. D, 2.57%, 3/15/19	2,135,000	2,126,573
Series 2013-3, Cl. C, 1.81%, 4/15/19	2,700,000	2,684,011
Series 2013-3, Cl. D, 2.42%, 4/15/19	1,475,000	1,459,739
Series 2013-4, Cl. D, 3.92%, 1/15/20	745,000	773,223
Series 2013-5, Cl. D, 2.73%, 10/15/19	2,200,000	2,181,900
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	2,605,000	2,673,880
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	231,167	231,473
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	1,105,000	1,130,407
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	900,000	897,930
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	1,000,000	994,357
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[1]	267,268	267,255
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]	1,775,000	1,774,883
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	1,280,000	1,279,657
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]	895,000	894,755
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	1,575,000	1,573,414
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,005,000	1,003,582
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	175,000	174,656
		148,822,939

12         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Equipment—0.1%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	$716,321	$711,207
Total Asset-Backed Securities (Cost $148,607,724)		149,534,146

Mortgage-Backed Obligations—44.5%
Government Agency—31.8%
FHLMC/FNMA/FHLB/Sponsored—31.6%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	4,005,885	4,421,821
6.00%, 5/1/18-11/1/37	824,844	909,960
6.50%, 4/1/18-4/1/34	1,029,144	1,135,687
7.00%, 7/1/21-10/1/37	5,252,376	6,059,416
8.00%, 4/1/16	56,947	59,255
9.00%, 8/1/22-5/1/25	31,752	35,303
Federal Home Loan Mortgage Corp. Non Gold Pool, 9%, 3/1/17	250	251
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 14.933%, 4/1/27[4]	572,899	135,522
Series 192, Cl. IO, 9.689%, 2/1/28[4]	69,081	12,271
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	112,429	30,929
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	504,778	77,724
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.- Backed Security, Series 176, Cl. PO, 3.894%, 6/1/26[6]	81,319	76,876
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	8,332	9,272
Series 1590, Cl. IA, 1.217%, 10/15/23[3]	1,367,071	1,392,502
Series 2034, Cl. Z, 6.50%, 2/15/28	10,222	11,478
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,417,132	1,607,284
Series 2046, Cl. G, 6.50%, 4/15/28	821,983	923,473
Series 2053, Cl. Z, 6.50%, 4/15/28	10,408	11,693
Series 2063, Cl. PG, 6.50%, 6/15/28	690,023	775,798
Series 2145, Cl. MZ, 6.50%, 4/15/29	259,891	292,495
Series 2148, Cl. ZA, 6.00%, 4/15/29	386,859	430,589
Series 2195, Cl. LH, 6.50%, 10/15/29	628,733	707,710
Series 2326, Cl. ZP, 6.50%, 6/15/31	177,073	200,296
Series 2341, Cl. FP, 1.067%, 7/15/31[3]	300,922	306,724
Series 2399, Cl. PG, 6.00%, 1/15/17	151,573	160,024
Series 2423, Cl. MC, 7.00%, 3/15/32	1,023,320	1,181,117
Series 2453, Cl. BD, 6.00%, 5/15/17	155,157	164,788
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,432,744	1,617,699
Series 2463, Cl. F, 1.167%, 6/15/32[3]	1,461,095	1,494,293
Series 2500, Cl. FD, 0.667%, 3/15/32[3]	109,801	110,467
Series 2526, Cl. FE, 0.567%, 6/15/29[3]	133,349	133,620
Series 2551, Cl. FD, 0.567%, 1/15/33[3]	273,161	273,772
Series 2676, Cl. KY, 5.00%, 9/15/23	1,883,585	2,070,242
Series 2707, Cl. QE, 4.50%, 11/15/18	530,915	564,670
Series 3025, Cl. SJ, 24.139%, 8/15/35[3]	264,804	406,705
Series 3030, Cl. FL, 0.567%, 9/15/35[3]	696,037	695,853
Series 3815, Cl. BD, 3.00%, 10/15/20	97,594	100,930
Series 3822, Cl. JA, 5.00%, 6/15/40	1,580,752	1,664,301

13         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 3840, Cl. CA, 2.00%, 9/15/18	$73,348	$74,868
Series 3848, Cl. WL, 4.00%, 4/15/40	2,064,675	2,138,410
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,054,948	1,049,970
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 16.684%, 2/15/29[4]	784,361	135,258
Series 2130, Cl. SC, 53.198%, 3/15/29[4]	238,466	44,281
Series 2134, Cl. SB, 58.618%, 3/15/29[4]	227,632	39,609
Series 2422, Cl. SJ, 50.363%, 1/15/32[4]	739,741	141,195
Series 2493, Cl. S, 54.671%, 9/15/29[4]	56,488	10,911
Series 2601, Cl. GS, 0.00%, 11/15/17[4,5]	82,900	715
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,457,164	291,383
Series 2796, Cl. SD, 54.971%, 7/15/26[4]	357,368	60,438
Series 2802, Cl. AS, 0.00%, 4/15/33[4,5]	79,463	1,067
Series 2920, Cl. S, 55.184%, 1/15/35[4]	1,361,559	218,069
Series 2922, Cl. SE, 7.411%, 2/15/35[4]	1,110,220	179,228
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	2,625,843	504,825
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	466,152	15,368
Series 3201, Cl. SG, 5.772%, 8/15/36[4]	3,247,056	570,446
Series 3397, Cl. GS, 14.135%, 12/15/37[4]	579,923	103,670
Series 3424, Cl. EI, 2.161%, 4/15/38[4]	512,989	58,962
Series 3450, Cl. BI, 12.605%, 5/15/38[4]	6,149,887	927,618
Series 3606, Cl. SN, 4.873%, 12/15/39[4]	1,785,760	298,132
Federal National Mortgage Assn.:
2.50%, 1/1/29[7]	17,695,000	17,518,050
3.00%, 1/1/29[7]	10,615,000	10,836,007
3.50%, 12/16/25-1/1/43[7]	59,535,000	59,460,018
4.00%, 1/20/24-1/1/44[7]	71,425,000	73,705,974
4.50%, 1/1/23-1/1/44[7]	42,610,000	45,177,749
5.00%, 1/1/38[7]	2,650,000	2,878,356
Federal National Mortgage Assn. Pool:
3.50%, 2/1/22	865,465	910,094
5.50%, 12/1/18-2/1/35	2,841,274	3,131,152
6.00%, 5/1/20	240,234	254,276
6.50%, 6/1/17-11/1/31	5,907,419	6,528,933
7.00%, 9/1/14-4/1/34	2,739,896	3,094,118
7.50%, 1/1/33-8/1/33	3,595,325	4,170,143
8.50%, 7/1/32	15,974	18,545
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 23.934%, 6/1/23[4]	581,547	125,741
Series 247, Cl. 2, 42.362%, 10/1/23[4]	65,001	12,709
Series 252, Cl. 2, 40.708%, 11/1/23[4]	607,139	142,618
Series 254, Cl. 2, 34.602%, 1/1/24[4]	1,069,710	253,612
Series 301, Cl. 2, 0.764%, 4/1/29[4]	281,256	65,958
Series 303, Cl. IO, 9.252%, 11/1/29[4]	55,155	14,767
Series 319, Cl. 2, 1.348%, 2/1/32[4]	225,267	43,048
Series 320, Cl. 2, 9.864%, 4/1/32[4]	3,907,906	983,433
Series 321, Cl. 2, 4.776%, 4/1/32[4]	684,150	128,142

14         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	$315,228	$76,830
Series 331, Cl. 9, 0.00%, 2/1/33[4,5]	2,283,101	506,121
Series 334, Cl. 14, 0.00%, 2/1/33[4,5]	1,980,932	424,033
Series 334, Cl. 15, 0.00%, 2/1/33[4,5]	1,478,803	306,328
Series 334, Cl. 17, 6.283%, 2/1/33[4]	78,630	18,047
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	1,848,656	371,142
Series 339, Cl. 7, 0.00%, 8/1/33[4,5]	1,857,075	361,930
Series 343, Cl. 13, 0.00%, 9/1/33[4,5]	1,934,321	366,868
Series 343, Cl. 18, 0.00%, 5/1/34[4,5]	1,248,384	265,482
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	811,209	163,135
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	761,543	142,844
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	1,259,236	237,778
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	930,187	175,668
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	458,707	86,315
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	1,158,663	219,948
Series 364, Cl. 16, 0.00%, 9/1/35[4,5]	1,541,813	290,206
Series 365, Cl. 16, 0.00%, 3/1/36[4,5]	1,188,905	188,349
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	256,084	283,218
Series 1993-87, Cl. Z, 6.50%, 6/25/23	192,641	216,925
Series 1996-35, Cl. Z, 7.00%, 7/25/26	67,078	76,204
Series 1998-58, Cl. PC, 6.50%, 10/25/28	356,931	402,532
Series 1998-61, Cl. PL, 6.00%, 11/25/28	471,679	524,520
Series 1999-54, Cl. LH, 6.50%, 11/25/29	727,951	810,858
Series 1999-60, Cl. PG, 7.50%, 12/25/29	3,230,706	3,731,676
Series 2001-51, Cl. OD, 6.50%, 10/25/31	775,623	861,920
Series 2002-10, Cl. FB, 0.665%, 3/25/17[3]	50,091	50,374
Series 2002-16, Cl. PG, 6.00%, 4/25/17	278,610	293,824
Series 2002-2, Cl. UC, 6.00%, 2/25/17	177,689	187,648
Series 2002-56, Cl. FN, 1.165%, 7/25/32[3]	414,737	424,131
Series 2003-130, Cl. CS, 13.771%, 12/25/33[3]	2,256,543	2,706,058
Series 2003-21, Cl. FK, 0.565%, 3/25/33[3]	133,854	134,154
Series 2003-28, Cl. KG, 5.50%, 4/25/23	957,199	1,052,224
Series 2003-84, Cl. GE, 4.50%, 9/25/18	128,743	136,558
Series 2004-101, Cl. BG, 5.00%, 1/25/20	721,180	756,958
Series 2004-25, Cl. PC, 5.50%, 1/25/34	238,000	255,313
Series 2005-104, Cl. MC, 5.50%, 12/25/25	3,270,851	3,600,186
Series 2005-109, Cl. AH, 5.50%, 12/25/25	9,139,383	10,107,595
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,741,749
Series 2005-71, Cl. DB, 4.50%, 8/25/25	772,397	838,678
Series 2005-73, Cl. DF, 0.415%, 8/25/35[3]	1,766,015	1,765,951
Series 2006-50, Cl. SK, 23.597%, 6/25/36[3]	773,160	1,187,155
Series 2007-109, Cl. NF, 0.715%, 12/25/37[3]	2,432,734	2,455,584
Series 2008-14, Cl. BA, 4.25%, 3/25/23	358,544	379,095
Series 2009-36, Cl. FA, 1.105%, 6/25/37[3]	1,274,585	1,287,051
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,834,671	1,928,394
Series 2009-70, Cl. NT, 4.00%, 8/25/19	56,582	59,468
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,490,322	1,566,332
Series 2010-43, Cl. KG, 3.00%, 1/25/21	634,562	660,504

15         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 2011-15, Cl. DA, 4.00%, 3/25/41	$702,858	$738,998
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,494,744	2,715,253
Series 2011-38, Cl. AH, 2.75%, 5/25/20	80,075	82,769
Series 2011-82, Cl. AD, 4.00%, 8/25/26	1,237,602	1,305,140
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 50.927%, 3/17/31[4]	327,348	55,220
Series 2001-61, Cl. SE, 30.441%, 11/18/31[4]	343,346	61,231
Series 2001-65, Cl. S, 26.858%, 11/25/31[4]	718,034	134,111
Series 2001-81, Cl. S, 25.416%, 1/25/32[4]	104,960	20,528
Series 2002-12, Cl. SB, 40.612%, 7/25/31[4]	167,666	31,810
Series 2002-2, Cl. SW, 41.791%, 2/25/32[4]	205,216	38,248
Series 2002-38, Cl. SO, 46.729%, 4/25/32[4]	105,819	21,857
Series 2002-41, Cl. S, 55.367%, 7/25/32[4]	1,075,656	200,694
Series 2002-47, Cl. NS, 31.863%, 4/25/32[4]	333,306	63,085
Series 2002-5, Cl. SD, 50.19%, 2/25/32[4]	198,325	36,309
Series 2002-51, Cl. S, 32.046%, 8/25/32[4]	306,038	57,914
Series 2002-52, Cl. SD, 37.059%, 9/25/32[4]	421,713	80,047
Series 2002-60, Cl. SM, 24.353%, 8/25/32[4]	1,056,951	208,612
Series 2002-60, Cl. SY, 1.373%, 4/25/32[4]	954,361	29,751
Series 2002-64, Cl. SD, 10.171%, 4/25/27[4]	438,089	84,391
Series 2002-7, Cl. SK, 25.723%, 1/25/32[4]	631,060	134,823
Series 2002-75, Cl. SA, 28.878%, 11/25/32[4]	583,489	106,955
Series 2002-77, Cl. BS, 26.037%, 12/18/32[4]	1,166,538	235,826
Series 2002-77, Cl. IS, 43.643%, 12/18/32[4]	180,284	37,329
Series 2002-77, Cl. SH, 37.804%, 12/18/32[4]	161,859	30,914
Series 2002-84, Cl. SA, 33.748%, 12/25/32[4]	159,389	29,022
Series 2002-89, Cl. S, 51.235%, 1/25/33[4]	1,529,907	300,470
Series 2002-9, Cl. MS, 26.671%, 3/25/32[4]	9,349	1,640
Series 2002-90, Cl. SN, 29.155%, 8/25/32[4]	961,686	189,728
Series 2002-90, Cl. SY, 34.629%, 9/25/32[4]	506,688	99,880
Series 2003-14, Cl. OI, 11.24%, 3/25/33[4]	2,438,826	572,777
Series 2003-26, Cl. IK, 8.867%, 4/25/33[4]	887,551	212,687
Series 2003-33, Cl. SP, 24.24%, 5/25/33[4]	961,115	209,924
Series 2003-4, Cl. S, 28.614%, 2/25/33[4]	307,006	57,521
Series 2003-52, Cl. NS, 37.694%, 6/25/23[4]	4,505,254	621,790
Series 2004-54, Cl. DS, 42.109%, 11/25/30[4]	85,626	16,889
Series 2004-56, Cl. SE, 9.735%, 10/25/33[4]	1,321,226	215,202
Series 2005-12, Cl. SC, 11.396%, 3/25/35[4]	557,596	122,235
Series 2005-40, Cl. SA, 49.733%, 5/25/35[4]	800,245	150,785
Series 2005-52, Cl. JH, 4.222%, 5/25/35[4]	1,538,896	279,743
Series 2005-6, Cl. SE, 62.039%, 2/25/35[4]	1,223,489	183,235
Series 2005-93, Cl. SI, 11.117%, 10/25/35[4]	1,177,123	194,161
Series 2006-53, Cl. US, 14.871%, 6/25/36[4]	87,753	14,420
Series 2008-55, Cl. SA, 16.998%, 7/25/38[4]	1,430,036	200,730
Series 2009-8, Cl. BS, 0.00%, 2/26/24[4,5]	2,542,329	221,801
Series 2012-40, Cl. PI, 2.618%, 4/25/41[4]	3,911,012	752,507

16         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.447%, 9/25/23[6]	$186,148	$172,383
		323,595,882
GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	42,510	45,041
10.50%, 12/15/17	4,887	4,999
Government National Mortgage Assn. II Pool:
1.625%, 7/20/25-7/20/27[3]	10,562	10,980
11.00%, 10/20/19	4,689	4,897
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 62.799%, 2/16/32[4]	539,066	98,547
Series 2002-41, Cl. GS, 51.806%, 6/16/32[4]	377,852	73,609
Series 2002-76, Cl. SY, 64.092%, 12/16/26[4]	257,419	45,871
Series 2007-17, Cl. AI, 14.388%, 4/16/37[4]	2,795,080	464,596
Series 2011-52, Cl. HS, 8.543%, 4/16/41[4]	8,553,876	1,464,501
		2,213,041
Non-Agency—12.7%
Commercial—8.9%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29[3,4,5]	1,817,593	79,963
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 10/10/16	2,600,000	2,787,574
Series 2006-6, Cl. AM, 5.39%, 10/10/45	4,325,000	4,695,214
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[3]	345,066	340,149
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[2,3,4,5]	757,600	34,986
CD Commercial Mortgage Trust:
Series 2006-CD2, Cl. AM, 5.351%, 1/15/46[3]	2,710,000	2,913,308
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	34,914	34,924
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.132%, 12/10/49[3]	2,940,000	3,266,475
Series 20113-GCJ11, 4.607%, 4/10/23[1]	1,080,000	934,612
COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.777%, 6/10/46[3]	4,740,000	5,102,731
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,3]	320,000	285,512
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,3]	510,000	445,776
Series 2012-CR5, Cl. XA, 1.184%, 12/10/45[3,4]	17,300,407	1,821,093
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,3]	1,180,000	986,131
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 0%, 7/10/46[1,3,4,5]	23,828,815	949,662
Countrywide Alternative Loan Trust, Series 2006-J2, Cl. A7, 6%, 4/25/36	131,475	119,055
Countrywide Home Loans, Series 2007-J3, Cl. A9, 6%, 7/25/37	640,502	558,337
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,838,312	1,429,436
Series 2006-C1, Cl. AJ, 5.465%, 2/15/39[3]	1,890,000	2,010,326
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	2,750,000	2,907,123

17         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Continued
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,3]	$490,000	$501,520
EverBank Mortgage Loan Trust, Series 2013-1, Cl. A1, 2.25%, 4/25/43[1,3]	1,011,636	900,810
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	1,256,768	1,252,475
Series 2005-FA8, Cl. 1A6, 0.815%, 11/25/35[3]	1,923,004	1,459,883
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	81,097	71,718
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,734,179	1,292,428
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[3]	2,251,881	1,887,266
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,3]	605,000	506,263
Series 2013-K26, Cl. C, 3.60%, 12/25/22[1,3]	420,000	351,421
Series 2013-K27, Cl. C, 3.497%, 1/25/23[1,3]	650,000	538,113
Series 2013-K28, Cl. C, 3.494%, 3/25/23[1,3]	650,000	529,892
Series 2013-K712, Cl. C, 3.367%, 5/25/45[1,3]	1,080,000	974,432
GCCFC Commercial Mortgage Trust, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49[3]	2,240,000	2,460,182
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[3]	2,595,000	2,528,900
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[3]	1,145,000	1,240,187
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[1]	866,350	876,105
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.221%, 7/25/35[3]	1,200,730	1,190,369
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	2,800,000	2,741,970
Series 2006-LDP8, Cl. AJ, 5.48%, 9/15/16[3]	295,000	307,994
Series 2007-LDPX, Cl. A3S, 5.317%, 1/15/49	1,836,574	1,834,336
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[1]	908,939	912,964
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	2,469,149	2,262,024
JPMorgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,3]	2,768,699	2,143,024
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.- Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[3,4,5]	532,139	14,720
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	56,244	49,159
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	4,605,000	5,060,368
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,3]	950,000	853,122
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,3]	1,150,000	995,970
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,3]	830,000	705,774
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	3,575,000	3,893,297
Series 2007-IQ15, Cl. AM, 5.91%, 6/11/49[3]	3,115,000	3,360,929
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36[2,3]	2,324,154	1,283,765
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 6.791%, 5/18/32[3,4]	3,952,625	1,553
Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A, 5.09%, 5/25/36[3]	1,296,604	1,094,139

18         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Commercial Continued
Structured Adjustable Rate Mortgage Loan Trust: (Continued)
Series 2007-6, Cl. 3A1, 4.701%, 7/25/37[3]	$2,728,544	$2,151,350
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/10/63[1,3]	460,000	407,327
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.381%, 12/25/35[3]	1,538,343	1,420,841
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.607%, 9/25/35[3]	344,376	323,433
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	1,881,863	1,969,902
Series 2007-AR3, Cl. A4, 5.646%, 4/25/37[3]	687,743	658,527
Series 2007-AR8, Cl. A1, 5.917%, 11/25/37[3]	1,833,241	1,650,207
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,3]	480,000	416,052
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,3]	840,000	765,072
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,3]	935,000	858,837
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,3]	481,000	410,548
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,3,4,5]	27,733,393	1,876,428
		90,687,983
Multi-Family—0.7%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.432%, 6/25/36[3]	1,693,428	1,556,721
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	386,874	343,728
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	1,201,520	1,040,604
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	772,527	654,818
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.713%, 5/25/37[3]	396,630	383,389
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2,
Cl. 2A3, 2.628%, 3/25/36[3]	3,286,374	3,254,820
		7,234,080
Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 0%, 10/23/17[4,5]	9	—
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 7.142%, 10/23/17[6]	14	14
		14
Residential—3.1%
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.813%, 8/10/17[3]	3,075,000	3,398,396
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	1,409,151	1,242,957
Series 2007-C, Cl. 1A4, 5.359%, 5/20/36[3]	677,007	651,205
Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,847,144	1,719,860
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.275%, 7/25/36[3]	1,038,029	1,011,590
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 2/11/17[3]	1,215,000	1,258,958
Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.725%, 2/25/33[3]	388,609	366,476

19         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Residential Continued

Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	$2,829,179	$2,475,975
Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	1,895,867	1,633,937

Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.021%, 5/25/36[3]	1,538,832	1,595,009
Series 2006-25, Cl. 2A2, 0.285%, 6/25/47[3]	18,623	18,648

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	1,264,289	1,187,999
Series 2005-29, Cl. A1, 5.75%, 12/25/35	1,382,804	1,260,405
Series 2006-17, Cl. A2, 6.00%, 12/25/36	4,555,931	4,054,929
Series 2006-6, Cl. A3, 6.00%, 4/25/36	918,925	846,717

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	885,377	864,936

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.533%, 12/25/34[3]	804,437	820,361

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,8]	1,750,658	105,039

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	146,185	149,217
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	249,805	189,998
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,256,108	990,587

Residential Asset Securitization Trust:
Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	507,767	460,048
Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	606,958	582,745

WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Cl. 3A1, 4.202%, 1/1/37[3]	897,052	805,233

Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	2,196,694	1,992,531

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	872,466	899,939
Series 2006-AR14, Cl. 1A2, 5.584%, 10/25/36[3]	1,492,363	1,430,977

		32,014,672

Total Mortgage-Backed Obligations (Cost $449,226,821)		455,745,672

U.S. Government Obligations—4.3%

Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	6,405,000	6,310,370
1.375%, 5/1/20	3,524,000	3,306,115
2.375%, 1/13/22	5,830,000	5,575,077

Federal National Mortgage Assn. Nts.:
1.625%, 11/27/18	1,858,000	1,843,797
1.875%, 9/18/18	1,626,000	1,637,806

U.S. Treasury Bonds, 7.50%, 11/15/16[9]	7,700,000	9,179,848

U.S. Treasury Nts., 5.125%, 5/15/16	14,830,000	16,436,964

Total U.S. Government Obligations (Cost $43,768,392)		44,289,977

Corporate Bonds and Notes—43.1%

Consumer Discretionary—5.8%

Auto Components—0.4%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	2,655,000	2,867,400

TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[1]	1,630,000	1,654,450

		4,521,850

20         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Automobiles—1.4%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	$2,756,000	$2,773,247
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,581,000	2,295,878

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	6,232,000	7,067,238

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	2,461,000	2,568,669

		14,705,032

Hotels, Restaurants & Leisure—0.7%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	915,000	901,115

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	2,589,000	2,583,027

Starwood Hotels & Resorts Worldwide, Inc.:
7.15% Sr. Unsec. Unsub. Nts., 12/1/19	1,788,000	2,136,563
7.375% Sr. Unsec. Nts., 11/15/15	992,000	1,100,635

		6,721,340

Household Durables—0.6%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	2,959,000	3,180,925

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	2,584,000	2,635,680

		5,816,605

Media—1.3%

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,751,000	2,425,974

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,750,000	1,628,944

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	433,000	490,126
9.15% Debs., 2/1/23	400,000	530,589

Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	2,269,000	2,368,269

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	3,015,000	2,879,325

News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,048,000	1,168,275

Time Warner, Inc., 5.35% Sr. Unsec. Nts., 12/15/43	738,000	747,569

WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43	846,000	837,673

		13,076,744

Multiline Retail—0.8%

Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	3,080,000	3,271,551

Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	4,350,000	4,466,989

		7,738,540

Specialty Retail—0.4%

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	942,000	954,074

L Brands, Inc., 8.50% Sr. Unsec. Nts., 6/15/19	757,000	912,185

Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21	2,816,000	2,657,600

		4,523,859

Textiles, Apparel & Luxury Goods—0.2%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,728,000	2,598,420

Consumer Staples—2.5%

Beverages—1.0%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,237,298

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21[7]	2,863,000	2,698,378

21         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Beverages Continued

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	$2,875,000	$2,963,745

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	1,406,000	1,396,836

		10,296,257

Food & Staples Retailing—0.4%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	1,462,000	1,386,425

Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	583,000	598,029

Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	2,117,000	1,884,575

		3,869,029

Food Products—0.5%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	2,275,000	2,409,075
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	397,000	402,075
8.50% Sr. Unsec. Nts., 6/15/19	1,956,000	2,404,366

		5,215,516

Personal Products—0.3%

Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	2,866,000	2,787,291

Tobacco—0.3%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,495,000	2,332,950

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	1,500,000	1,366,025

		3,698,975

Energy—5.9%

Energy Equipment & Services—1.0%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	3,172,000	3,356,071

Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	2,633,000	2,667,732

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	2,123,000	2,154,964

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	1,644,000	1,647,563

		9,826,330

Oil, Gas & Consumable Fuels—4.9%

Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	1,085,000	1,200,409
7.625% Sr. Unsec. Nts., 3/15/14	2,092,000	2,119,920

Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	1,226,000	1,253,994

Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	2,650,000	2,822,250

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	998,000	841,073

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	2,929,000	2,972,935

Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	3,127,000	3,603,752

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	1,978,000	2,104,784
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	2,750,000	2,739,531
3.875% Sr. Unsec. Nts., 3/15/23	1,425,000	1,312,676

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	2,264,000	2,362,369

EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	1,463,000	1,488,385

Energy Transfer Partners LP, 8.50% Sr. Unsec. Nts., 4/15/14	2,216,000	2,262,784

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	2,367,000	2,380,082

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	2,679,000	2,853,135

22         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	$2,768,000	$2,864,880

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	3,097,000	3,104,743

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	1,556,000	1,542,953

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,607,000	1,666,326
4.75% Sr. Unsec. Nts., 3/15/24	1,276,000	1,301,216

Talisman Energy, Inc., 3.75% Sr. Unsec. Nts., 2/1/21	1,741,000	1,688,147

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	2,620,000	2,718,250

Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	677,000	591,088

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	2,232,000	2,338,027

		50,133,709

Financials—15.0%

Capital Markets—2.3%

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	3,819,000	4,462,291

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	1,421,000	1,402,129

Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[3]	2,886,000	2,613,677

Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	2,839,000	2,865,068

Goldman Sachs Group, Inc. (The), 2.90% Sr. Unsec. Nts., 7/19/18	4,722,000	4,808,195

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	1,673,000	1,669,902

Morgan Stanley, 5% Sub. Nts., 11/24/25	2,601,000	2,609,815

Northern Trust Corp., 3.95% Sub. Nts., 10/30/25	1,007,000	981,726

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	2,772,000	2,909,045

		24,321,848

Commercial Banks—4.5%

Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	2,723,000	2,853,208

Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	2,737,000	2,915,302

BPCE SA, 5.70% Sub. Nts., 10/22/23[1]	2,609,000	2,693,219

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	2,562,000	2,837,415

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,10]	4,180,000	4,200,729

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	6,450,000	6,675,750

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	3,848,000	4,375,253

PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds, Series R3,10	3,014,000	2,706,572

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,3,10]	4,537,000	4,752,508

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,10	2,900,000	2,856,500

Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	958,000	983,151

Santander UK plc, 5% Sub. Nts., 11/7/23[1]	2,085,000	2,093,478

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,10]	2,485,000	2,608,365

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	1,174,000	1,237,200

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,10	1,828,000	2,047,360

		45,836,010

Consumer Finance—0.6%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	2,622,000	2,753,100

23         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Consumer Finance Continued

Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	$3,310,000	$3,139,482

		5,892,582

Diversified Financial Services—2.3%

ABN AMRO Bank NV, 2.50% Sr. Unsec. Nts., 10/30/18[1]	4,198,000	4,191,031

Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	2,316,000	2,665,433

ING Bank NV, 5.80% Sub. Nts., 9/25/23[1]	2,064,000	2,158,824

ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	2,852,000	2,774,283

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	3,660,000	3,659,089

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	4,420,000	4,889,523

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	2,412,000	3,114,654

		23,452,837

Insurance—3.9%

Aon plc, 4% Sr. Unsec. Nts., 11/27/23	4,144,000	4,066,984

Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	2,342,000	2,342,302

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	2,298,000	2,575,502
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	1,534,000	1,750,115

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	2,078,000	2,049,053

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	4,108,000	4,059,148

Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[1]	2,825,000	2,945,489

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	2,260,000	2,182,848

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	4,674,000	4,662,315

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	667,000	683,155

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	1,994,000	1,939,165

QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[1,7]	3,455,000	3,321,032

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,10]	4,494,000	4,772,628

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[1,3]	2,445,000	2,616,150

		39,965,886

Real Estate Investment Trusts (REITs)—1.4%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,185,000	1,253,423
7.00% Sr. Unsec. Nts., 10/15/17	2,465,000	2,842,431

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	1,080,000	1,063,800

Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	2,830,000	2,895,186

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,981,000	1,837,405

National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	2,147,000	2,197,379

ProLogis LP, 5.625% Sr. Unsec. Nts., 11/15/16	2,294,000	2,554,241

		14,643,865

Health Care—1.9%

Biotechnology—0.5%

Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	3,363,000	3,184,996

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,531,000	1,704,753

		4,889,749

Health Care Equipment & Supplies—0.5%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	2,674,000	2,653,311

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,380,000	2,450,327

		5,103,638

Health Care Providers & Services—0.1%

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	1,014,000	1,074,840

24         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Life Sciences Tools & Services—0.3%

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	$2,201,000	$2,180,881
5.30% Sr. Unsec. Nts., 2/1/44	940,000	950,727

		3,131,608

Pharmaceuticals—0.5%

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	2,530,000	2,625,563
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[1]	1,254,000	1,230,811

Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	987,000	979,402

		4,835,776

Industrials—2.8%

Aerospace & Defense—0.5%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	2,572,000	2,623,440

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,726,000	3,005,415

		5,628,855

Building Products—0.3%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	2,820,000	2,693,788

Commercial Services & Supplies—0.3%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	2,670,000	2,763,450

Industrial Conglomerates—0.3%

General Electric Capital Corp., 5.25% Jr. Sub. Perpetual Bonds[3,10]	2,972,000	2,801,110

Machinery—0.3%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	1,303,000	1,288,391

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[1]	2,300,000	2,247,208

		3,535,599

Professional Services—0.3%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	2,700,000	2,639,250

Road & Rail—0.5%

Kansas City Southern Railway Co., 4.30% Sr. Unsec. Nts., 5/15/43[1]	1,151,000	1,004,693

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[1]	2,909,000	2,933,057
4.25% Sr. Unsec. Nts., 1/17/23[1]	1,512,000	1,473,055

		5,410,805

Trading Companies & Distributors—0.3%

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,539,000	2,716,730

Information Technology—1.7%

Computers & Peripherals—0.6%

Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	2,481,000	2,557,713
4.75% Sr. Unsec. Nts., 6/2/14	1,042,000	1,058,795

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	2,300,000	2,331,625

		5,948,133

Electronic Equipment, Instruments, & Components—0.7%

Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	848,000	876,422

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	3,515,000	3,598,003

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	3,275,000	3,289,839

		7,764,264

25         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

IT Services—0.1%

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	$1,429,000	$1,303,004

Office Electronics—0.3%

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	2,652,000	2,752,015

Materials—3.6%

Chemicals—0.6%

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	837,000	841,583

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	2,520,000	2,586,150

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,502,000	1,372,059

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	1,597,000	1,370,729

		6,170,521

Construction Materials—0.3%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	2,447,000	2,583,129

Containers & Packaging—0.8%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	2,842,000	3,097,780

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	2,009,000	2,014,989

Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	2,837,000	2,791,253

		7,904,022

Metals & Mining—1.6%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,587,000	1,646,752

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	1,270,000	1,144,153

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	951,000	912,787

Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	2,613,000	2,639,906

Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	2,733,000	2,749,010
3.875% Sr. Unsec. Nts., 3/15/23	2,900,000	2,743,304

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	2,070,000	2,170,873
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	2,552,000	2,764,650

		16,771,435

Paper & Forest Products—0.3%

Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	2,074,000	1,996,899

International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	952,000	1,034,055

		3,030,954

Telecommunication Services—2.4%

Diversified Telecommunication Services—1.9%

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,780,000	2,656,604

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	2,320,000	2,610,000

Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[1,3]	2,607,000	2,643,253

MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[1]	2,839,000	2,956,109

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,545,000	1,552,725

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,850,000	2,042,981

Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	1,331,000	1,494,970
6.55% Sr. Unsec. Nts., 9/15/43	3,147,000	3,682,676

		19,639,318

Wireless Telecommunication Services—0.5%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	2,285,000	1,903,190

26         OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Wireless Telecommunication Services Continued

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	$1,573,000	$1,472,993

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	795,000	687,146
6.25% Sr. Unsec. Nts., 11/30/32	842,000	921,529

		4,984,858

Utilities—1.5%

Electric Utilities—1.2%

Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	3,002,000	3,147,558

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	1,525,000	1,462,013

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	1,214,000	1,193,840

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	1,353,000	1,339,678

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	2,180,000	2,059,505

PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	2,845,000	3,025,888

		12,228,482

Energy Traders—0.2%

Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[1]	1,842,000	1,858,138

Multi-Utilities—0.1%

CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,051,000	1,134,970

Total Corporate Bonds and Notes (Cost $433,956,619)		440,940,966

	Shares
Investment Company—13.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[11,12] (Cost $137,176,339)	137,176,339	137,176,339

Total Investments, at Value (Cost $1,212,735,895)	119.9%	1,227,687,100

Liabilities in Excess of Other Assets	(19.9)	(203,670,067)

Net Assets	100.0%	$1,024,017,033

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $187,156,060 or 18.28% of the Fund’s net assets as of December 31, 2013.

2. Restricted security. The aggregate value of restricted securities as of December 31, 2013 was $3,210,748, which represents 0.31% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$163,880	$34,986	$(128,894)

27         OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	$1,729,513	$1,726,136	$(3,377)
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	55,102	49,159	(5,943)
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36	10/24/12	1,175,825	1,283,765	107,940
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	1,703,335	105,039	(1,598,296)
Santander Drive Auto Receivables Trust, Series 2011- S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	11,641	11,663	22

		$4,839,296	$3,210,748	$(1,628,548)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $23,071,004 or 2.25% of the Fund’s net assets as of December 31, 2013.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $249,273 or 0.02% of the Fund’s net assets as of December 31, 2013.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2013. See Note 1 of the accompanying Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,556,987. See Note 6 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

28         OPPENHEIMER CORE BOND FUND

Footnotes to Statement of Investments (Continued)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	225,847,537	363,020,406	451,691,604	137,176,339

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$137,176,339	$167,804

12. Rate shown is the 7-day yield as of December 31, 2013.

Futures Contracts as of December 31, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	CBT	Sell	3/20/14	88	$144,318
U.S. Treasury Nts., 10 yr.	CBT	Buy	3/20/14	316	(370,115)
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	292	98,997
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	683	1,062,697
U.S. Treasury Ultra Bonds	CBT	Buy	3/20/14	329	(873,589)

					$62,308

Glossary:

Exchange Abbreviations

CBT             Chicago Board of Trade

See accompanying Notes to Financial Statements.

29         OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,075,559,556)	$1,090,510,761
Affiliated companies (cost $137,176,339)	137,176,339

1,227,687,100

Receivables and other assets:
Investments sold (including $42,521,918 sold on a when-issued or delayed delivery basis)	47,008,413
Interest, dividends and principal paydowns	7,155,950
Shares of beneficial interest sold	1,103,932
Variation margin receivable	139,434
Expense waivers/reimbursements due from manager	1,200
Other	58,621

Total assets	1,283,154,650

Liabilities
Bank overdraft	37,073

Payables and other liabilities:
Investments purchased (including $253,076,655 purchased on a when-issued or delayed delivery basis)	256,782,147
Shares of beneficial interest redeemed	1,613,273
Variation margin payable	317,568
Distribution and service plan fees	112,051
Transfer and shareholder servicing agent fees	110,264
Trustees’ compensation	52,721
Shareholder communications	12,552
Dividends	6
Other	99,962

Total liabilities	259,137,617

Net Assets	$1,024,017,033

Composition of Net Assets
Par value of shares of beneficial interest	$152,766

Additional paid-in capital	1,486,976,533

Accumulated net investment loss	(433,955)

Accumulated net realized loss on investments	(477,691,824)

Net unrealized appreciation on investments	15,013,513

Net Assets	$1,024,017,033

30         OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $361,837,730 and
53,956,631 shares of beneficial interest outstanding)	$6.70
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.04

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,445,458 and 2,602,609 shares of beneficial interest outstanding)	$6.70

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $97,196,298 and 14,480,050 shares of beneficial interest outstanding)	$6.71

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $506,455,411 and 75,589,227 shares of beneficial interest outstanding)	$6.70

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,988,944 and 4,623,050 shares of beneficial interest outstanding)	$6.70

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,093,192 and 1,514,063 shares of beneficial interest outstanding)	$6.66

See accompanying Notes to Financial Statements

31         OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Interest	$43,357,466

Fee income on when-issued securities	6,721,414

Dividends from affiliated companies	167,804

Other income	21,184

Total investment income	50,267,868

Expenses
Management fees	5,385,764

Distribution and service plan fees:
Class A	1,012,118
Class B	232,518
Class C	1,125,074
Class N	175,282

Transfer and shareholder servicing agent fees:
Class A	926,464
Class B	66,134
Class C	248,857
Class I	91,296
Class N	82,726
Class Y	198,355

Shareholder communications:
Class A	58,211
Class B	7,231
Class C	14,505
Class I	6
Class N	2,948
Class Y	1,568

Trustees’ compensation	66,898

Custodian fees and expenses	39,029

Other	107,897

Total expenses	9,842,881
Less waivers and reimbursements of expenses	(601,676)

Net expenses	9,241,205

Net Investment Income	41,026,663

32         OPPENHEIMER CORE BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$5,404,812
Closing and expiration of futures contracts	(5,290,025)
Swap contracts	(770,095)

Net realized loss	(655,308)

Net change in unrealized appreciation/depreciation on:
Investments	(44,740,712)
Futures contracts	535,427

Net change in unrealized appreciation/depreciation	(44,205,285)

Net Decrease in Net Assets Resulting from Operations	$(3,833,930)

See accompanying Notes to Financial Statements.

33         OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations
Net investment income	$41,026,663	$48,141,621

Net realized gain (loss)	(655,308)	39,183,967

Net change in unrealized appreciation/depreciation	(44,205,285)	29,635,633

Net increase (decrease) in net assets resulting from operations	(3,833,930)	116,961,221

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(16,377,503)	(16,509,628)
Class B	(739,672)	(905,471)
Class C	(3,636,150)	(3,751,632)
Class I	(14,050,274)	(4,432)
Class N	(1,307,804)	(1,359,967)
Class Y	(8,836,786)	(26,456,966)

	(44,948,189)	(48,988,096)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(72,683,326)	24,014,625
Class B	(10,833,064)	(789,115)
Class C	(26,981,945)	7,683,891
Class I	524,564,183	2,274,085
Class N	(5,438,691)	(2,160,721)
Class Y	(595,359,365)	(31,743,521)

	(186,732,208)	(720,756)

Net Assets
Total increase (decrease)	(235,514,327)	67,252,369

Beginning of period	1,259,531,360	1,192,278,991

End of period (including accumulated net investment income (loss) of $(433,955) and $992,747, respectively)	$1,024,017,033	$1,259,531,360

See accompanying Notes to Financial Statements.

34         OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.63	$6.46	$6.12	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.25	0.26	0.29	0.31	0.41
Net realized and unrealized gain (loss)	(0.27)	0.37	0.18	0.35	0.00[3]

Total from investment operations	(0.02)	0.63	0.47	0.66	0.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.26)	(0.30)	(0.32)	(0.17)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.24)

Total dividends and/or distributions to shareholders	(0.28)	(0.26)	(0.30)	(0.32)	(0.41)

Net asset value, end of period	$6.70	$7.00	$6.63	$6.46	$6.12

Total Return, at Net Asset Value[4]	(0.35)%	9.72%	7.44%	10.96%	7.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,838	$453,044	$405,745	$418,034	$370,941

Average net assets (in thousands)	$411,494	$428,283	$394,500	$417,031	$367,832

Ratios to average net assets:[5]
Net investment income	3.64%	3.78%	4.37%	4.79%	7.11%
Total expenses[6]	0.99%	1.04%	1.06%	1.12%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.88%	0.82%

Portfolio turnover rate[7]	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.00%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.13%
Year Ended December 31, 2009	1.19%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

35         OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.63	$6.46	$6.12	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.20	0.21	0.24	0.26	0.37
Net realized and unrealized gain (loss)	(0.28)	0.37	0.18	0.35	(0.01)

Total from investment operations	(0.08)	0.58	0.42	0.61	0.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.21)	(0.25)	(0.27)	(0.15)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.21)

Total dividends and/or distributions to shareholders	(0.22)	(0.21)	(0.25)	(0.27)	(0.36)

Net asset value, end of period	$6.70	$7.00	$6.63	$6.46	$6.12

Total Return, at Net Asset Value[3]	(1.09)%	8.91%	6.65%	10.14%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,446	$29,312	$28,496	$30,636	$33,005

Average net assets (in thousands)	$23,230	$29,027	$27,444	$33,579	$33,018

Ratios to average net assets:[4]
Net investment income	2.89%	3.05%	3.63%	4.09%	6.35%
Total expenses[5]	1.82%	2.06%	2.22%	2.32%	2.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.64%	1.65%	1.63%	1.57%

Portfolio turnover rate[6]	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.83%
Year Ended December 31, 2012	2.08%
Year Ended December 30, 2011	2.24%
Year Ended December 31, 2010	2.33%
Year Ended December 31, 2009	2.45%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

36         OPPENHEIMER CORE BOND FUND

Class C	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.01	$6.63	$6.46	$6.13	$6.13

Income (loss) from investment operations:
Net investment income[2]	0.20	0.21	0.24	0.26	0.37
Net realized and unrealized gain (loss)	(0.28)	0.38	0.18	0.34	(0.01)

Total from investment operations	(0.08)	0.59	0.42	0.60	0.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.21)	(0.25)	(0.27)	(0.15)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.21)

Total dividends and/or distributions to shareholders	(0.22)	(0.21)	(0.25)	(0.27)	(0.36)

Net asset value, end of period	$6.71	$7.01	$6.63	$6.46	$6.13

Total Return, at Net Asset Value[3]	(1.09)%	9.06%	6.64%	9.95%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,196	$129,187	$114,942	$107,517	$96,829

Average net assets (in thousands)	$112,710	$120,749	$106,644	$108,324	$94,555

Ratios to average net assets:[4]
Net investment income	2.89%	3.04%	3.60%	4.04%	6.31%
Total expenses[5]	1.74%	1.77%	1.82%	1.89%	1.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.63%	1.56%

Portfolio turnover rate[6]	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.75%
Year Ended December 31, 2012	1.79%
Year Ended December 30, 2011	1.84%
Year Ended December 31, 2010	1.90%
Year Ended December 31, 2009	1.99%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

37         OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended December 31, 2013	Period Ended December 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.75

Income (loss) from investment operations:
Net investment income[2]	0.27	0.16
Net realized and unrealized gain (loss)	(0.27)	0.28

Total from investment operations	0.00	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.19)
Tax return of capital distribution	0.00	0.00

Total dividends and/or distributions to shareholders	(0.30)	(0.19)

Net asset value, end of period	$6.70	$7.00

Total Return, at Net Asset Value[3]	0.02%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$506,455	$2,273

Average net assets (in thousands)	$304,290	$109

Ratios to average net assets:[4]
Net investment income	3.97%	3.91%
Total expenses[5]	0.54%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.49%

Portfolio turnover rate[6]	113%	141%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.55%
Period Ended December 31, 2012	0.54%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Period Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

38         OPPENHEIMER CORE BOND FUND

Class N	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.62	$6.45	$6.12	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.23	0.24	0.27	0.29	0.40
Net realized and unrealized gain (loss)	(0.27)	0.39	0.18	0.34	(0.01)

Total from investment operations	(0.04)	0.63	0.45	0.63	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.25)	(0.28)	(0.30)	(0.16)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.23)

Total dividends and/or distributions to shareholders	(0.26)	(0.25)	(0.28)	(0.30)	(0.39)

Net asset value, end of period	$6.70	$7.00	$6.62	$6.45	$6.12

Total Return, at Net Asset Value[3]	(0.60)%	9.61%	7.18%	10.51%	7.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,989	$37,986	$38,071	$40,884	$40,051

Average net assets (in thousands)	$35,063	$37,700	$38,729	$41,730	$42,761

Ratios to average net assets:[4]
Net investment income	3.39%	3.54%	4.11%	4.56%	6.88%
Total expenses[5]	1.25%	1.32%	1.36%	1.47%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.13%	1.07%

Portfolio turnover rate[6]	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.26%
Year Ended December 31, 2012	1.34%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.58%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

39         OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.62	$6.45	$6.11	$6.12

Income (loss) from investment operations:
Net investment income[2]	0.28	0.29	0.31	0.33	0.43
Net realized and unrealized gain (loss)	(0.32)	0.37	0.19	0.35	(0.02)

Total from investment operations	(0.04)	0.66	0.50	0.68	0.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.29)	(0.33)	(0.34)	(0.17)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.25)

Total dividends and/or distributions to shareholders	(0.29)	(0.29)	(0.33)	(0.34)	(0.42)

Net asset value, end of period	$6.66	$6.99	$6.62	$6.45	$6.11

Total Return, at Net Asset Value[3]	(0.59)%	10.18%	7.87%	11.38%	7.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,093	$607,729	$605,025	$535,439	$537,655

Average net assets (in thousands)	$218,707	$619,804	$577,367	$540,778	$598,909

Ratios to average net assets:[4]
Net investment income	4.04%	4.20%	4.76%	5.22%	7.51%
Total expenses[5]	0.59%	0.51%	0.52%	0.57%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.48%	0.49%	0.50%	0.51%

Portfolio turnover rate[6]	113%	141%	94%	98%	115%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.60%
Year Ended December 31, 2012	0.53%
Year Ended December 30, 2011	0.54%
Year Ended December 31, 2010	0.58%
Year Ended December 31, 2009	0.64%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958

See accompanying Notes to Financial Statements.

40         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of December 31, 2013, approximately 49.2% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to

41         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$253,076,655
Sold securities	42,521,918

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2013 is as follows:

Cost	$1,703,335
Market Value	$105,039
Market value as % of Net Assets	0.01%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may

42         OPPENHEIMER CORE BOND FUND

1. Significant Accounting Policies (Continued)

invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$477,270,784	$14,451,214

1. As of December 31, 2013, the Fund had $476,268,822 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

43         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Expiring
2016	$8,503,236
2017	466,197,242
No expiration	1,568,344

Total	$476,268,822

2. The Fund had $1,001,962 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2012, the Fund utilized $36,114,556 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$1,088,359	$2,494,824	$1,406,465

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$44,948,189	$48,988,096

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

44         OPPENHEIMER CORE BOND FUND

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,213,236,176

Federal tax cost of other investments	(73,258,413)

Total federal tax cost	$1,139,977,763

Gross unrealized appreciation	$31,605,971

Gross unrealized depreciation	(17,154,757)

Net unrealized appreciation	$14,451,214

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

45         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

46         OPPENHEIMER CORE BOND FUND

2. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

47         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

48         OPPENHEIMER CORE BOND FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$149,534,146	$—	$149,534,146
Mortgage-Backed Obligations	—	455,591,474	154,198	455,745,672
U.S. Government Obligations	—	44,289,977	—	44,289,977
Corporate Bonds and Notes	—	440,940,966	—	440,940,966
Investment Company	137,176,339	—	—	137,176,339

Total Investments, at Value	137,176,339	1,090,356,563	154,198	1,227,687,100
Other Financial Instruments:
Variation margin receivable	139,434	—	—	139,434

Total Assets	$137,315,773	$1,090,356,563	$154,198	$1,227,826,534

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(317,568)	$—	$—	$(317,568)

Total Liabilities	$(317,568)	$—	$—	$(317,568)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

49         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	13,436,287	$92,069,807	19,529,134	$133,972,924
Dividends and/or distributions reinvested	2,185,133	14,951,968	2,194,836	15,064,077
Redeemed	(26,360,537)	(179,705,101)	(18,249,751)	(125,022,376)

Net increase (decrease)	(10,739,117)	$(72,683,326)	3,474,219	$24,014,625

Class B
Sold	471,316	$3,232,956	1,538,589	$10,501,160
Dividends and/or distributions reinvested	102,641	702,897	125,659	861,773
Redeemed	(2,158,725)	(14,768,917)	(1,778,106)	(12,152,048)

Net decrease	(1,584,768)	$(10,833,064)	(113,858)	$(789,115)

Class C
Sold	3,109,691	$21,374,256	5,697,770	$39,080,365
Dividends and/or distributions reinvested	488,136	3,344,161	496,855	3,414,063
Redeemed	(7,547,968)	(51,700,362)	(5,090,745)	(34,810,537)

Net increase (decrease)	(3,950,141)	$(26,981,945)	1,103,880	$7,683,891

Class I
Sold	79,151,049	$550,780,996	328,473	$2,299,071
Dividends and/or distributions reinvested	2,080,531	14,045,370	592	4,149
Redeemed	(5,967,255)	(40,262,183)	(4,163)	(29,135)

Net increase	75,264,325	$524,564,183	324,902	$2,274,085

Class N
Sold	1,231,913	$8,481,349	1,746,734	$11,956,485
Dividends and/or distributions reinvested	172,693	1,181,008	168,083	1,153,240
Redeemed	(2,208,332)	(15,101,048)	(2,234,961)	(15,270,446)

Net decrease	(803,726)	$(5,438,691)	(320,144)	$(2,160,721)

Class Y
Sold	4,373,543	$30,491,912	19,452,495	$133,549,667
Dividends and/or distributions reinvested	1,097,257	7,652,180	3,840,624	26,312,346
Redeemed	(90,849,109)	(633,503,457)	(27,803,181)	(191,605,534)

Net decrease	(85,378,309)	$(595,359,365)	(4,510,062)	$(31,743,521)

50         OPPENHEIMER CORE BOND FUND

3. Shares of Beneficial Interest (Continued)

1. For the year ended December 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from April 27, 2012 (inception of offering) to December 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$1,005,588,107	$1,064,314,863
U.S. government and government agency obligations	35,827,495	51,910,443
To Be Announced (TBA) mortgage-related securities	5,199,766,296	5,409,021,681

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $1 billion	0.50%
Over $1 billion	0.35

Fee Schedule Effective November 1, 2013
Up to $1 billion	0.50%
Next $4 billion	0.35
Over $5 billion	0.33

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

51         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$1,213,820
Class C	4,342,246
Class N	1,898,907

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
December 31, 2013	$194,913	$5,321	$45,066	$11,357	$707

52         OPPENHEIMER CORE BOND FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class N shares and 0.65% for Class Y shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $313,200, $29,370, $79,924 and $29,483 for Class A, Class B, Class C and Class N, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $142,991 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended December 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$6,708

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

53         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

54         OPPENHEIMER CORE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued) Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $56,018,346 and $213,033,922 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

55         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

56         OPPENHEIMER CORE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the year ended December 31, 2013, the Fund had ending monthly average notional amounts of $3,846,154 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of December 31, 2013, the Fund had no such credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as

57         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2013:

58         OPPENHEIMER CORE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$139,434*	Variation margin payable	$317,568*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$(770,095)	$(770,095)
Interest rate contracts	(5,290,025)	—	(5,290,025)

Total	$(5,290,025)	$(770,095)	$(6,060,120)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$ 535,427

7. Restricted Securities

As of December 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

59         OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in

60         OPPENHEIMER CORE BOND FUND

8. Pending Litigation (Continued)

connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

61         OPPENHEIMER CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Integrity Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (a separate fund of Oppenheimer Integrity Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 28, 2014

62         OPPENHEIMER CORE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2013, the maximum amount allowable but not less than $32,744,465 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

63         OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

64         OPPENHEIMER CORE BOND FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its category median for the one- and three-year periods although it underperformed its category median for the five- and ten-year periods. The Board noted that performance has improved since the appointment of new portfolio managers effective April 1, 2009, and that longer term performance figures still reflect performance attributable to the previous management team. The Board also considered that the Fund’s performance ranked in the first quintile of its performance category for the one- and three-year periods.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Fund’s contractual management fees were lower than its peer group median and its category median. The Fund’s total expenses were higher than its peer group median and its category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective rate was equal to its peer group median and category median. The Board also considered that the Manager has agreed to contractually limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 0.90% for Class A Shares; 1.65% for Class B and Class C Shares; 1.15% for Class N Shares; and 0.65% for Class Y Shares. The Manager may not modify or terminate these limitations until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

65         OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional fee breakpoint of 0.33% for assets in excess of $5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

66         OPPENHEIMER CORE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

67         OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2001) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

68         OPPENHEIMER CORE BOND FUND

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

69         OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding

70         OPPENHEIMER CORE BOND FUND

William F. Glavin, Jr., Continued

company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	Chief Investment Officer of the Sub-Adviser (since January 2014) and Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013); President of the Sub-Adviser (since January 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-December 2013). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President of the Sub-Adviser (March 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Co-Team Lead of the Investment Grade Fixed Income Team of the Sub-Advisor (since January 2014); Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and a member of the Sub-Adviser’s Investment Grade Fixed Income Team (since April 2009). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed

71         OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Peter A. Strzalkowski, Continued	Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

72         OPPENHEIMER CORE BOND FUND

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

73         OPPENHEIMER CORE BOND FUND

OPPENHEIMER CORE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

74         OPPENHEIMER CORE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

75         OPPENHEIMER CORE BOND FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

76         OPPENHEIMER CORE BOND FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0285.001.1213 February 21, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $37,800 in fiscal 2013 and $37,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $1,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $697,965 in fiscal 2013 and $264,139 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $451,924 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,279,585 in fiscal 2013 and $717,563 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014